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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest event reported) May 8, 1995
                              --------------------

                                  MasTec, Inc.
     ----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            Delaware0-379759-1259279
     ----------------------------------------------------------------------
             (State or Other Jurisdiction  (Commission(IRS Employer
               of Incorporation)  File Number)Identification No.)

                   8600 N.W. 36th Street, Miami, Florida33166
     ----------------------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

        Registrant s telephone number, including area code(305) 599-1800
                              --------------------

     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



















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     Item 4.   Change in Registrant s Certifying Accountant

     (a)  On May 8, 1995, the Board of Directors of the Registrant






     dismissed Price Waterhouse LLP as the Registrant s independent accountant. Such action had been recommended to the Board of Directors by its Audit Committee.

          The Audit Committee of the Registrant s Board of Directors thereafter met to consider a replacement and has unanimously recommended to the Board of Directors that a bidding process to select new independent accountants be undertaken. The Board of Directors has considered and approved this recommendation.

          None of the reports of Price Waterhouse LLP on the financial statements of the Registrant filed for each of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant s two most recent fiscal years and the subsequent interim period preceding the termination of Price Waterhouse LLP, there was no disagreement between the Registrant and Price Waterhouse LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused Price Waterhouse LLP to have made reference to the subject matter of the disagreement in connection with its reports, and no reportable event as defined in Item 304(a)(I)(v) of Regulation S-K occurred.

     (b) As required by Item 304 of Regulation S-K, Price Waterhouse LLP has furnished to the Registrant a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Registrant herein. A copy of such letter is attached to this Form 8-K as Exhibit 16.
















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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MasTec, Inc.








     Date: May 12, 1995                 By:  /s/ Carlos A. Valdes
                                           ----------------------
                                        Name:  Carlos A. Valdes
                                        Title: Sr. Vice President - Finance
                                              (Principal Financial Officer)































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     EXHIBIT 16



     May 12, 1995


     Securities and Exchange Commission
     450 Fifth Street, N.W.
     Washington, D.C. 20549

     Ladies and Gentlemen:

                                  MasTec, Inc.

     We have read Item 4 of MasTec, Inc.'s Form 8-K dated May 12, 1995 and are in agreement with the statements contained in the first sentence of the first paragraph and the third paragraph of Item 4(a) therein.






     Yours very truly,



     PRICE WATERHOUSE LLP


























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